UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2011

AMP HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140
(Address of principal executive offices) (zip code)

513-297-3640
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into A Material Definitive Agreement

Item 3.02     Unregistered Sales of Equity Securities

AMP Holding Inc. (the “Company”) has sold an aggregate of 7,315,799 shares of common stock and common stock purchase warrants (the “Warrants”) to acquire 3,657,899 shares of common stock of the Company for an aggregate purchase price of $4,389,500 to accredited investors from May 10, 2011through December 20, 2011.  The Warrants are exercisable for two years at an exercise price of $0.80.  The closings occurred on the following dates:

•	On May 10, 2011, the Company sold 470,833 shares of common stock and Warrants to acquire 235,415 shares of common stock for an aggregate consideration of $282,500.
•	On May 25, 2011, the Company sold 3,388,320 shares of common stock and Warrants to acquire 1,694,160 shares of common stock for an aggregate consideration of $2,033,000.
•	On June 29, 2011, the Company sold 1,873,316 shares of common stock and Warrants to acquire 936,658 shares of common stock for an aggregate consideration of $1,124,000.
•	On September 20, 2011, the Company sold 191,664 shares of common stock and Warrants to acquire 95,832 shares of common stock for an aggregate consideration of $115,000.
•	On October 26, 2011, the Company sold 175,000 shares of common stock and Warrants to acquire 87,500 shares of common stock for an aggregate consideration of $105,000.
•	On November 22, 2011, the Company sold 1,158,333 shares of common stock and Warrants to acquire 579,167 shares of common stock for an aggregate consideration of $695,000.
•	On December 20, 2011, the Company sold 58,333 shares of common stock and Warrants to acquire 29,166 shares of common stock for an aggregate consideration of $35,000.

The shares of common stock and Warrants were offered and sold to the investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 promulgated under the Securities Act. The investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act.

 In addition, the Company compensated John Carris Investments LLC, as placement agent (the “Placement Agent”), for assisting in the sale of the securities by paying it commissions in the aggregate amount of $376,950 and issued the Placement Agent a common stock purchase warrant to purchase 628,246 shares of the Company’s common stock at an exercise price of $0.60 per share.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01      Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
4.1	Form of Subscription Agreement by and between AMP Holding Inc. and Accredited Investors (1)

(1)  Incorporated by reference to the Form 8-K Current Report as filed with the Securities and Exchange Commission on May 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMP HOLDING INC.

Date: January 4, 2012	By:	/s/ Paul V. Gonzales
Name: Paul V. Gonzales
Title: CFO

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